UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2017

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Platform Purchase Agreement

On October 17, 2017, Monaker Group, Inc. (the “Company”, “we” and “us”) entered into a Platform Purchase Agreement with Exponential, Inc. (“XPO”), which offers a white-label e-commerce platform. Pursuant to the Platform Purchase Agreement, XPO agreed to provide us software development services in connection with the development of an e-commerce platform (the Monaker Booking Engine (MBE)) and related application program interfaces (APIs), which pursuant to the agreement are required to be delivered within 30 days of the date of the parties’ entry into the Platform Purchase Agreement, and to further manage all merchant relationships sold on the platform and reporting and accounting thereof. In consideration for the services agreed to be rendered by XPO, we issued XPO 500,000 shares of restricted common stock (the “XPO Shares”). Additional consideration for the issuance of the shares included us becoming the exclusive provider of alternative lodging rentals (ALRs) for all travel sales on XPO’s platform, a 180 day review period for performance of the platform, and the right, in the event the platform does not perform as expected, to cancel the exclusive use right and require the return of 350,000 of the XPO Shares for cancellation. The Platform Purchase Agreement has a term of three years ending on October 15, 2020, subject to extensions with the mutual agreement of the parties.

We also entered into a Marketing and Consulting Agreement (the “Marketing Agreement”) with XPO effective on October 16, 2017. Pursuant to the Marketing Agreement, XPO agreed to market the Company and our products and services on its e-commerce platform and in emails; provide us reports on marketing efforts; make us the exclusive ALR provider on its platform; and manage the campaign for our mobile applications. In consideration for the services agreed to be rendered by XPO pursuant to the Marketing Agreement we agreed to pay XPO $15,000 (payable $7,500 upon execution of the agreement and $7,500 within 30 days) and to pay XPO, at such time as gross travel booking revenue through NextTrip exceeds $2 million, 5% of such additional gross travel booking revenue for as long as the agreement remains in place. The Marketing Agreement has a term of three years ending on October 15, 2020, subject to extensions with the mutual agreement of the parties.

November 14, 2017 Purchase Agreement

Effective on November 14, 2017, we entered into a Purchase Agreement with Michael Heinze, Michael Kistner and Rebecca Dernbach (the “Licensors”). Pursuant to the Purchase Agreement, the Licensors granted us a non-exclusive license to use certain source code owned by the Licensors in connection with an alternative lodging platform (the “License” and the “Source Code”). In consideration for the License, we paid the Licensors $75,000 in cash and 86,957 shares of restricted common stock with a market value of $2.30 per share and an aggregate value of $200,000 (the “License Shares”). Pursuant to the Purchase Agreement the Licensors have the right to put the License Shares back to us six months after the date of the Purchase Agreement for $125,000 in cash (the “Put Right”), provided that we also have the right to arrange for the purchase of the License Shares by a separate party during such six month period, unless the Licensors waive the Put Right, assuming the purchase price agreed to be paid by such separate party is at least $125,000. The Purchase Agreement provides that in the event the Company creates a derivative work using the Source Code subject to the License, the Company is required to enter into a mutually agreeable agreement with the Licensors whereby they will be paid a share of the sale or licensing revenue generated by the Company as a result of such derivative work.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described above in Item 1.01, which information is incorporated in this Item 2.01 by reference, on November 14, 2017, we entered into the Purchase Agreement and acquired rights to the Source Code.

Item 3.02	Unregistered Sales of Equity Securities.

As described above in Item 1.01 in October 2017 we issued the XPO Shares to XPO pursuant to the Platform Purchase Agreement and in November 2017 we issued the License Shares to the Licensors pursuant to the Purchase Agreement. We claim an exemption from registration for the issuances and sales described above pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances did not involve a public offering, the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and grants and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Platform Purchase Agreement by and between Monaker Group, Inc. and Exponential, Inc., dated October 17, 2017
10.2*	Marketing and Consulting Agreement by and between Monaker Group, Inc. and Exponential, Inc., dated October 16, 2017
10.3*	Purchase Agreement between Monaker Group, Inc., as purchaser and Michael Heinze, Michael Kistner and Rebecca Dernbach, as sellers, dated November 14, 2017

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: November 17, 2017	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Platform Purchase Agreement by and between Monaker Group, Inc. and Exponential, Inc., dated October 17, 2017
10.2*	Marketing and Consulting Agreement by and between Monaker Group, Inc. and Exponential, Inc., dated October 16, 2017
10.3*	Purchase Agreement between Monaker Group, Inc., as purchaser and Michael Heinze, Michael Kistner and Rebecca Dernbach, as sellers, dated November 14, 2017

* Filed herewith.